                                                                    EXHIBIT 99.9

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $575,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC2

                                  [SURF LOGO]

                          [LITTON LOAN SERVICING, L.P.]
                                    SERVICER

                            [J.P. MORGAN CHASE BANK]
                                    TRUSTEE

                                 [MAY 25, 2004]

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Deal                  SURF 04-BC2
Account               AIG
ML Coverage           Mike Persche
Completed             5/25/04 12:00 AM
Completed by          Alice
Bond                  A
Comments:             solve for be cdr, WAL and coll cum loss, using:
                      your speed, 75 and 50% of your speed
                      run to mat, triggers failing
                      30, 40, 50% sev
                      static LIBOR, forward LIBOR, forward LIBOR +200
                      12 mo lag, 100% advances, defaults in addtn to prepays.

                      Collateral Underwriting Matrix

                              SCENARIO                       1             2             3             4             5
                                 RATES                    Static        Static        Static         Static       Static
                                 SPEED       %pricing      100%          100%          100%           75%           75%
                      DEFAULT SEVERITY                     40%           50%           60%            40%           50%
                   DEFAULT P&I ADVANCE                     100%          100%          100%           100%          100%
                  DEFAULT RECOVERY LAG         Months       12            12            12             12            12
                              TRIGGERS                     Fail          Fail          Fail           Fail          Fail
                               CLEANUP                  To Maturity   To Maturity   To Maturity   To Maturity   To Maturity
                                  CALL                    Current       Current       Current       Current       Current
                       DEFAULT BALANCE      Capped at     Balance       Balance       Balance       Balance       Balance
                       CPR = CDR + CRR         prepay
                             CPR = CRR   PSA standard    CPR = CRR     CPR = CRR     CPR = CRR     CPR = CRR     CPR = CRR
----    -------   -------    ---------   ------------   ----------     ---------     ---------     ---------     ----------
                  INITIAL
                     BOND         SUB-
CLASS   RATINGS      SIZE   ORDINATION
----    -------   -------    ---------   ------------   ----------     ---------     ---------     ---------     ----------
A         AAA      82.05      19.20       CDR
                                          CummLosses
M1        AA        6.70      12.50       CDR
                                          CummLosses
M2        A         5.55       6.95       CDR             16.792        13.135        10.781        16.455        12.877
                                          WAL               7.56          8.15          8.58          9.11          9.97
                                          CummLosse        14.69%        15.31%        15.75%        17.21%        18.23%
M3        A-        1.70       5.25       CDR                  -             -             -             -             -
                                          CummLosses
B1        BBB       2.75       2.50       CDR                  -             -             -             -             -
                                          CummLosses
B2        BBB-      1.25       1.25       CDR                  -             -             -             -             -
                                          CummLosses
INTIAL AND
TARGET OC              -       1.25                            -             -             -             -             -

                              SCENARIO                       6             7             8            9
                                 RATES                    Static        Static         Static       Static
                                 SPEED       %pricing       75%           50%           50%           50%
                      DEFAULT SEVERITY                      60%           40%           50%           60%
                   DEFAULT P&I ADVANCE                      100%         100%          100%          100%
                  DEFAULT RECOVERY LAG         Months        12           12            12            12
                              TRIGGERS                      Fail         Fail          Fail          Fail
                               CLEANUP                  To Maturity   To Maturity   To Maturity   To Maturity
                                  CALL                    Current       Current       Current       Current
                       DEFAULT BALANCE      Capped at     Balance       Balance       Balance       Balance
                       CPR = CDR + CRR         prepay
                             CPR = CRR   PSA standard    CPR = CRR     CPR = CRR     CPR = CRR     CPR = CRR
----    -------   -------    ---------   ------------   ----------     ---------     ---------     ---------
                  INITIAL
                     BOND         SUB-
CLASS   RATINGS      SIZE   ORDINATION
----    -------   -------    ---------   ------------   ----------     ---------     ---------     ---------
A         AAA      82.05      19.20       CDR
                                          CummLosses
M1        AA        6.70      12.50       CDR
                                          CummLosses
M2        A         5.55       6.95       CDR             10.573        16.206        12.693        10.428
                                          WAL              10.60         11.27         12.55         13.51
                                          CummLosse        18.99%        20.88%        22.66%        24.03%
M3        A-        1.70       5.25       CDR                  -             -             -             -
                                          CummLosses
B1        BBB       2.75       2.50       CDR                  -             -             -             -
                                          CummLosses
B2        BBB-      1.25       1.25       CDR                  -             -             -             -
                                          CummLosses
INTIAL AND
TARGET OC              -       1.25                            -             -             -             -

                                SCENARIO                   1                  2             3               4               5
------------------------------------------------------------------------------------------------------------------------------------
                                   RATES                Forward           Forward       Forward         Forward         Forward
                                   SPEED    %pricing      100%              100%          100%            75%             75%
                        DEFAULT SEVERITY                   40%               50%           60%             40%             50%
                     DEFAULT P&I ADVANCE                  100%              100%          100%            100%            100%
                    DEFAULT RECOVERY LAG      Months       12                 12            12              12              12
                                TRIGGERS                  Fail              Fail          Fail            Fail            Fail
                            CLEANUP CALL             To Maturity     To Maturity     To Maturity     To Maturity     To Maturity
                         DEFAULT BALANCE             Current Balance Current Balance Current Balance Current Balance Current Balance
                         CPR = CDR + CRR    Capped at
                                              prepay
                               CPR = CRR PSA standard   CPR = CRR       CPR = CRR       CPR = CRR       CPR = CRR       CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                       INITIAL
                        BOND   SUB-
CLASS    RATINGS        SIZE ORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A        AAA           82.05    19.20    CDR
                                         CummLosses
------------------------------------------------------------------------------------------------------------------------------------
M1       AA            6.70     12.50    CDR
                                         CummLosses
------------------------------------------------------------------------------------------------------------------------------------
M2       A             5.55     6.95     CDR              12.02            9.33            7.61          11.42             8.84
                                         WAL               8.28            8.79            9.15          10.30            11.05
                                         CummLosse        11.46%          11.70%          11.86%         13.44%           13.88%
------------------------------------------------------------------------------------------------------------------------------------
M3       A-            1.70     5.25     CDR                  -               -               -              -                -
                                         CummLosses
------------------------------------------------------------------------------------------------------------------------------------
B1       BBB           2.75     2.50     CDR                  -               -               -              -                -
                                         CummLosses
------------------------------------------------------------------------------------------------------------------------------------
B2       BBB-          1.25     1.25     CDR                  -               -               -              -                -
                                         CummLosses
------------------------------------------------------------------------------------------------------------------------------------
INTIAL AND TARGET OC      -     1.25                          -               -               -              -                -
====================================================================================================================================

                                   SCENARIO                     6               7               8              9
------------------------------------------------------------------------------------------------------------------------
                                      RATES                 Forward         Forward         Forward         Forward
                                      SPEED    %pricing       75%             50%             50%             50%
                           DEFAULT SEVERITY                    60%             40%             50%             60%
                        DEFAULT P&I ADVANCE                   100%            100%            100%            100%
                       DEFAULT RECOVERY LAG      Months         12              12              12              12
                                   TRIGGERS                   Fail            Fail            Fail             Fail
                               CLEANUP CALL              To Maturity     To Maturity     To Maturity     To Maturity
                            DEFAULT BALANCE              Current Balance Current Balance Current Balance Current Balance
                            CPR = CDR + CRR    Capped at
                                                 prepay
                                  CPR = CRR PSA standard    CPR = CRR       CPR = CRR       CPR = CRR      CPR = CRR
------------------------------------------------------------------------------------------------------------------------
                          INITIAL
                           BOND   SUB-
CLASS       RATINGS        SIZE ORDINATION
------------------------------------------------------------------------------------------------------------------------
A           AAA           82.05    19.20    CDR
                                            CummLosses
------------------------------------------------------------------------------------------------------------------------
M1          AA            6.70     12.50    CDR
                                            CummLosses
------------------------------------------------------------------------------------------------------------------------
M2          A             5.55     6.95     CDR               7.21            10.99           8.50           6.93
                                            WAL              11.58            13.28          14.44          15.28
                                            CummLosse        14.18%           16.68%         17.57%         18.20%
------------------------------------------------------------------------------------------------------------------------
M3          A-            1.70     5.25     CDR                  -                -              -              -
                                            CummLosses
------------------------------------------------------------------------------------------------------------------------
B1          BBB           2.75     2.50     CDR                  -                -              -              -
                                            CummLosses
------------------------------------------------------------------------------------------------------------------------
B2          BBB-          1.25     1.25     CDR                  -                -              -              -
                                            CummLosses
------------------------------------------------------------------------------------------------------------------------
INTIAL AND TARGET OC      -        1.25                          -                -              -              -
========================================================================================================================

                                         SCENARIO                        1               2              3                4
---------------------------------------------------------------------------------------------------------------------------------
                                            RATES                   Forward+200     Forward+200     Forward+200     Forward+200
                                            SPEED        %pricing       100%           100%            100%              75%
                                 DEFAULT SEVERITY                        40%            50%             60%              40%
                              DEFAULT P&I ADVANCE                       100%           100%            100%             100%
                             DEFAULT RECOVERY LAG          Months        12             12              12               12
                                         TRIGGERS                       Fail           Fail            Fail             Fail
                                     CLEANUP CALL                   To Maturity     To Maturity     To Maturity     To Maturity
                                  DEFAULT BALANCE                 Current Balance Current Balance Current Balance Current Balance
                                  CPR = CDR + CRR Capped at prepay
                                        CPR = CRR    PSA standard    CPR = CRR       CPR = CRR      CPR = CRR        CPR = CRR
---------------------------------------------------------------------------------------------------------------------------------
                       INITIAL
                         BOND        SUB-
CLASS       RATINGS      SIZE     ORDINATION
-------------------------------------------------
  A           AAA        82.05       19.20        CDR
                                                  CummLosses
---------------------------------------------------------------------------------------------------------------------------------
  M1           AA        6.70        12.50        CDR
                                                  CummLosses
---------------------------------------------------------------------------------------------------------------------------------
  M2            A        5.55         6.95        CDR                  7.98            6.21           5.08              7.14
                                                  WAL                  9.20            9.61           9.89             11.78
                                                  CummLosses           8.23%           8.30%          8.34%             9.38%
---------------------------------------------------------------------------------------------------------------------------------
  M3           A-        1.70         5.25        CDR                     -               -              -                 -
                                                  CummLosses
---------------------------------------------------------------------------------------------------------------------------------
  B1          BBB        2.75         2.50        CDR                     -               -              -                 -
                                                  CummLosses
---------------------------------------------------------------------------------------------------------------------------------
  B2          BBB-       1.25         1.25        CDR                     -               -              -                 -
                                                  CummLosses
---------------------------------------------------------------------------------------------------------------------------------
INTIAL AND TARGET OC        -         1.25                                -               -              -                 -
---------------------------------------------------------------------------------------------------------------------------------

                                         SCENARIO        5              6              7                  8               9
----------------------------------------------------------------------------------------------------------------------------------
                                            RATES   Forward+200     Forward+200     Forward+200      Forward+200     Forward+200
                                            SPEED       75%              75%            50%               50%            50%
                                 DEFAULT SEVERITY       50%              60%            40%               50%            60%
                              DEFAULT P&I ADVANCE      100%             100%           100%              100%           100%
                             DEFAULT RECOVERY LAG       12               12             12                12             12
                                         TRIGGERS      Fail             Fail           Fail              Fail           Fail
                                     CLEANUP CALL   To Maturity     To Maturity     To Maturity      To Maturity     To Maturity
                                  DEFAULT BALANCE Current Balance Current Balance Current Balance  Current Balance Current Balance
                                  CPR = CDR + CRR
                                        CPR = CRR    CPR = CRR      CPR = CRR      CPR = CRR          CPR = CRR       CPR = CRR
----------------------------------------------------------------------------------------------------------------------------------
                       INITIAL
                         BOND        SUB-
CLASS       RATINGS      SIZE     ORDINATION
-------------------------------------------------
  A           AAA        82.05       19.20

----------------------------------------------------------------------------------------------------------------------------------
  M1           AA        6.70        12.50

----------------------------------------------------------------------------------------------------------------------------------
  M2            A        5.55         6.95              5.54           4.52            6.36             4.92            4.00
                                                       12.37          12.77           15.81            16.69           17.29
                                                        9.51%          9.60%          11.39%           11.65%          11.82%
----------------------------------------------------------------------------------------------------------------------------------
  M3           A-        1.70         5.25                 -              -               -                -               -

----------------------------------------------------------------------------------------------------------------------------------
  B1          BBB        2.75         2.50                 -              -               -                -               -

----------------------------------------------------------------------------------------------------------------------------------
  B2          BBB-       1.25         1.25                 -              -               -                -               -

----------------------------------------------------------------------------------------------------------------------------------
INTIAL AND TARGET OC        -         1.25                 -              -               -                -               -
----------------------------------------------------------------------------------------------------------------------------------